Exhibit 99.3

SUBSIDIARY CONTINUING GUARANTY AGREEMENT

THIS SUBSIDIARY CONTINUING GUARANTY AGREEMENT (this "Guaranty") is made this 19th day of February, 2021 by Quest Licensing Corporation, a Delaware corporation (“QLC”), Mariner IC Inc., a Texas corporation (“Mariner”), Semcon IP Inc., a Texas corporation (“Semcon”), IC Kinetics Inc., a Texas corporation (“IC”), Quest NetTech Corporation, a Texas corporation (“NetTech”), CXT Systems, Inc., a Texas corporation (“CXT”), M-Red Inc., a Texas corporation (“MRED”), and Audio Messaging Inc., a Texas corporation (“AMI” and collectively with QLC, Mariner, Semcon, IC, NetTech, CXT, and MRED, the “Guarantors” and each a “Guarantor”), in favor of QPRC Finance LLC, a Delaware limited liability company Buyer (together with its successors and assigns, “Buyer”).

Recitals:

Reference is made to a certain Purchase Agreement dated as of the date hereof between Quest Patent Research Corporation, a Delaware corporation (“Seller”), and Buyer, (together with all schedules, riders and exhibits thereto and all amendments, restatements, modifications, or supplements with respect thereto, the “Purchase Agreement”). Pursuant to the Purchase Agreement, Buyer have agreed, subject to all the terms and conditions thereof, to make certain purchase price payments to Seller.

Pursuant to the terms of the Purchase Agreement and as a condition to Buyer’s obligation to make purchase price payments to Seller, Guarantors are required to execute and deliver to Buyer this Guaranty. The obligations of the Guarantors under this Guaranty are secured by that certain Subsidiary Patent Proceeds Security Agreement (the “Subsidiary Security Agreement”), dated the date hereof, between the Buyer and the Guarantors. The Buyer’s recourse against the Guarantor is limited to the proceeds obtained by the Buyer exercising its remedies available against the Collateral (as defined in the Subsidiary Security Agreement) subject to the security interest of the Subsidiary Security Agreement.

To induce Buyer to make payments to Seller as provided in the Purchase Agreement, Guarantors are willing to execute this Guaranty.

Agreement:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, Guarantors hereby agree as follows:

1. Definitions; Rules of Construction. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement. As used herein, the words "herein," "hereof," "hereunder," and "hereon" shall have reference to this Guaranty taken as a whole and not to any particular provision hereof; and the word "including" shall mean "including, without limitation." The phrase "payment in full of the Guaranteed Obligations" shall mean full and final payment of the Guaranteed Obligations and the termination of all financing commitments under the Purchase Agreement. “Guaranteed Obligations” means the Obligations, as defined in the Subsidiary Security Agreement.

2. Guaranty.

(a) Guarantors hereby unconditionally and absolutely guarantee to Buyer the due and punctual payment, performance, and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of the Guaranteed Obligations.

(b) Buyer shall be under no obligation to marshal any assets in favor of Guarantors or in payment of any of the Guaranteed Obligations. If and to the extent Buyer receives any payment on account of any of the Guaranteed Obligations (whether from Seller, Guarantors or a third party obligor or from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The provisions of this paragraph shall survive the termination of this Guaranty.

(c) Buyer shall look solely to Guarantors’ interest in the Collateral subject to the Subsidiary Security Agreement, and all rights, estates, and interests now or at any time hereafter securing the payment and performance of the Guaranteed Obligations under this Guaranty as contained in the Subsidiary Security Agreement. Guarantors shall have no personal liability to Buyer by the terms of this Guaranty except as expressed in the prior sentence.

3. Nature of Guaranty. This Guaranty is a primary, immediate and original obligation of Guarantor; is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Guaranteed Obligations and not of collectibility only; is not contingent upon the exercise or enforcement by Buyer of whatever rights or remedies Buyer may have against Seller or others, or the enforcement of any lien or realization upon any Collateral or other security that Buyer may at any time possess; and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Guaranteed Obligations or agreements evidencing same. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security, and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

4. Payment of Guaranteed Obligations.

(a) If a Guarantor should dissolve or become insolvent (within the meaning of the New York Uniform Commercial Code), or if a petition for an order for relief with respect to a Guarantor should be filed by or against such Guarantor under any chapter of any insolvency, bankruptcy, reorganization or similar law, or if a receiver, trustee or conservator should be appointed for a Guarantor or any of such Guarantor's property, or if an Event of Default shall occur and be continuing, then, in any such event and whether or not any of the Guaranteed Obligations is then due and payable or the maturity thereof has been accelerated or demand for payment thereof has been made, Buyer may, without notice to Guarantor, make the Guaranteed Obligations immediately due and payable hereunder as to Guarantors and Buyer shall be entitled to enforce the obligations of Guarantors hereunder as if the Guaranteed Obligations were then due and payable in full. If any of the Guaranteed Obligations are collected by or through an attorney at law, Guarantors shall pay to Buyer reasonable attorneys' fees and court costs.

(b) Guarantors’ payment of the Guaranteed Obligations shall be without setoff or other deductions, irrespective of any counterclaim, defense, or other claim that Guarantors may have or assert at any time. If for any reason Seller has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations become unrecoverable from Seller by reason of Seller's insolvency, bankruptcy, or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantors to the same extent as if Guarantors had at all times been the principal obligor on all such Guaranteed Obligations. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Purchase Agreement or other instrument or agreement evidencing or securing the payment of the Guaranteed Obligations shall be immediately due and payable by Guarantor.

(c) The books and records of Buyer showing the account between Buyer and Seller shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Buyer rendered to Seller, to the extent no written objection thereto is made within 30 days from the date of sending thereof to Seller, shall be deemed conclusively correct and shall constitute an account stated between Buyer and Seller and shall be binding on Guarantors.

5. Specific Waivers of Guarantors. To the fullest extent permitted by applicable law, Guarantors waive notice of Buyer’s acceptance hereof and reliance hereon; notice of amounts from time to time by Buyer to Seller and the creation, existence or acquisition of any Guaranteed Obligations; notice of the amount of Guaranteed Obligations of Seller to Buyer from time to time, (subject, however, to Guarantors’ right to make inquiry of Buyer to ascertain the amount of Guaranteed Obligations at any reasonable time); notice of any adverse change in Seller's financial condition or of any other fact which might increase Guarantors’ risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration; all other notices and demands to which Guarantors might otherwise be entitled; any right Guarantors may have, by statute or otherwise, to require Buyer to institute suit against Seller after notice or demand from Guarantors or to seek recourse first against Seller, or to realize upon any security for the Guaranteed Obligations, as a condition to enforcing Guarantors’ liability and obligations hereunder; any defense that Seller may at any time have or assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty, or security was to be obtained; any defense or claim that any Person purporting to bind Seller to the payment of any of the Guaranteed Obligations did not have actual or apparent authority to do so; any defense or claim that any other act or omission by Buyer had the effect of increasing Guarantors’ risk of payment; and any other legal or equitable defense to payment hereunder. Guarantors also waive any right that Guarantors may have to claim or recover in any litigation arising out of this Guaranty or the Purchase Agreement, any special, exemplary, punitive, or consequential damages or any damages other than, or in addition to, actual damages. Without limiting the generality of the foregoing, Guarantors shall be and remain liable to the fullest extent permitted by applicable law for any deficiency existing after foreclosure of any mortgage or security interest securing the Guaranteed Obligations and sale of any Collateral, without regard to whether Seller's or any other obligor's (other than Guarantors’) obligation to pay such deficiency is barred or discharged by applicable law or judicial decision. If Seller's or any other obligor's (other than Guarantors’) obligation to pay any such deficiency is barred or discharged by applicable law, Guarantors shall nevertheless remain obligated to pay such deficiency as though Seller's or such other obligor's obligations had not been discharged. Guarantors warrant and agree that each of the waivers set forth in this Section 5 is made with Guarantors’ full knowledge of its significance and consequences, and that such waivers are reasonable and not contrary to applicable law or public policy. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable law or public policy, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision and without invalidating any other provision of this Guaranty.

6. Guarantors’ Consents and Acknowledgments.

(a) Guarantors consent and agree that, without notice to or by Guarantors and without reducing, releasing, diminishing, impairing or otherwise affecting the liability or obligations of Guarantors hereunder, Buyer may (with or without consideration) compromise or settle any of the Guaranteed Obligations; accelerate the time for payment of any of the Guaranteed Obligations; extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations; increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Persons liable for the payment of, any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Guaranteed Obligations or grant other indulgences to Seller in respect thereof; amend, modify, terminate, release, or waive the Purchase Agreement, or any other documents or agreements evidencing, securing or otherwise relating to the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair, or consent to the sale, transfer or other disposition of, any Collateral or other property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which Buyer may at any time have a lien; fail or refuse to perfect (or to continue the perfection of) any lien granted or conveyed to Buyer with respect to any Collateral, or to preserve rights to any Collateral, or to exercise care with respect to any Collateral in Buyer's possession; extend the time of payment of any Collateral consisting of accounts, notes, chattel paper or other rights to the payment of money; refuse to enforce or forbear from enforcing its rights or remedies with respect to any Collateral or any Person liable for any of the Guaranteed Obligations or make any compromise or settlement or agreement therefor in respect of any Collateral or with any party to the Guaranteed Obligations; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations, whether parties to this Guaranty or not.

(b) Guarantors are fully aware of the financial condition of Seller and deliver this Guaranty based solely upon Guarantors’ own independent investigation and in no part upon any representation or statement of Buyer with respect thereto. Guarantors are in a position to and hereby assume full responsibility for obtaining any additional information concerning Seller's financial condition as Guarantors may deem material to Guarantors’ obligations hereunder and Guarantors are not relying upon, nor expecting Buyer to furnish Guarantors any information in Buyer's possession concerning, Seller's financial condition. If Buyer, in its sole discretion, undertakes at any time or from time to time to provide any information to Guarantors regarding Seller, any of the Collateral or any transaction or occurrence in respect of the Purchase Agreement, Buyer shall be under no obligation to update any such information or to provide any such information to Guarantors on any subsequent occasion. Guarantors hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that Seller will contract additional Guaranteed Obligations for which Guarantors may be liable hereunder after Seller's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

7. Continuing Nature of Guaranty.

(a) This Guaranty shall continue in full force and effect until payment in full of the Guaranteed Obligations and termination of all commitments under the Purchase Agreement. Guarantors acknowledge that there may be future advances by Buyer to Seller (although Buyer may be under no obligation to make such advances) and that the number and amount of the Guaranteed Obligations are unlimited and may fluctuate from time-to-time hereafter, and this Guaranty shall remain in force at all times hereafter, whether there are any Guaranteed Obligations outstanding from time to time or not.

(b) To the fullest extent permitted by applicable law, Guarantors waive any right that Guarantors may have to terminate or revoke this Guaranty. If, notwithstanding the foregoing waiver, Guarantors shall nevertheless have any right under applicable law to terminate or revoke this Guaranty, which right cannot be waived by Guarantors, such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by the Guarantor, is actually received by an officer of Buyer who is familiar with the Purchase Agreement and this Guaranty; but any such termination or revocation shall not affect the obligation of Guarantors or Guarantors’ successors or assigns with respect to any of the Guaranteed Obligations owing to Buyer and existing at the time of the receipt by Buyer of such revocation or to arise out of or in connection with any transactions theretofore entered into by Buyer with or for the account of Seller. If Buyer grants loans or other extensions of credit to or for the benefit of Seller or takes other action after the termination or revocation by Guarantors but prior to Buyer's receipt of such written notice of termination or revocation, then the rights of Buyer hereunder with respect thereto shall be the same as if such termination or revocation had not occurred.

8. Subordination; Postponement of Subrogation Rights.

(a) Any and all present and future debts and obligations of Seller to Guarantors are hereby waived and postponed in favor of and subordinated to the payment in full of the Guaranteed Obligations. If any payment shall be made to Guarantors on account of any indebtedness owing by Seller to Guarantors during any time that any Guaranteed Obligations are outstanding, Guarantors shall hold such payment in trust for the benefit of Buyer and shall make such payments to Buyer to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the discretion of Buyer. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of Buyer or any affiliate of Buyer under any separate subordination agreement that Buyer or such affiliate may at any time or from time to time enter into with Guarantor.

(b) Until the payment in full of the Guaranteed Obligations, Guarantors shall have no claim, right or remedy (whether or not arising in equity, by contract or applicable law) against Seller or any other Person by reason of Guarantors’ payment or other performance hereunder. Without limiting the generality of the foregoing, Guarantors hereby subordinates to the payment in full of the Guaranteed Obligations any and all legal or equitable rights or claims that Guarantors may have to reimbursement, subrogation, indemnity and exoneration and agrees that until the payment in full of the Guaranteed Obligations, Guarantors shall have no recourse to any assets or property of Seller (including any Collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under applicable law.

9. Other Guaranties. If on the date of Guarantors’ execution of this Guaranty or at any time thereafter Buyer receives any other guaranty from Guarantors or from any other Person of any of the Guaranteed Obligations, the execution and delivery to Buyer and Buyer's acceptance of any such additional guaranty shall not be deemed in lieu of or to supersede, terminate or diminish this Guaranty, but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided in such additional or supplementary guaranty; and if, prior to the date hereof, Guarantors or any other Person has given to Buyer a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or supplementary guaranty and not to be in lieu thereof or to supersede, terminate or diminish such previous guaranty or guaranties.

10. Application of Payments. Unless otherwise required by law or a specific agreement to the contrary, all payments received by Buyer from Seller, Guarantors, or any other Person with respect to the Guaranteed Obligations or from proceeds of the Collateral may be applied (or reversed and reapplied) by Buyer to the Guaranteed Obligations in such manner and order as Buyer desires, in its sole discretion, without affecting in any manner Guarantors’ liability hereunder.

11. Limitation on Guaranty. To the extent any performance of this Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligation shall be fulfilled to the limit of legal validity. Additionally, no Guarantor shall pay under this Guaranty more than its Adjusted Net Worth. “Adjusted Net Worth” means, for any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Guaranty). The provisions of this paragraph shall control every other provision of this Guaranty.

12. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be as set forth in the Purchase Agreement, as if each Guarantor were a party to the Purchase Agreement. The address for each Guarantor shall be the same as the address for Seller under the Purchase Agreement.

13. Governing Law; Venue. This Guaranty and any dispute, claim or controversy arising out of or relating to this Guaranty or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Section 13 and the agreement to arbitrate, shall be governed by Section 13 of the Purchase Agreement as if the Guarantors were, in addition to Seller and Buyer, parties to the Purchase Agreement.

14. Successors and Assigns. All the rights, benefits and privileges of Buyer under this Guaranty shall vest in and be enforceable by Buyer and its successors and assigns. Buyer may, without notice to Guarantor, assign this Guaranty, in whole or in part. This Guaranty shall be binding upon Guarantors and Guarantors’ successors and assigns.

15. Miscellaneous. This Guaranty expresses the entire understanding of the parties with respect to the subject matter hereof; may not be changed orally, and no obligation of Guarantors can be released or waived by Buyer or any officer or agent of Buyer, except by a writing signed by a duly authorized officer of Buyer; and may be executed in multiple counterparts, all of which taken together shall constitute one and the same Guaranty and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. If any part of this Guaranty is determined to be invalid, the remaining provisions of this Guaranty shall be unaffected and shall remain in full force and effect. No delay or omission on Buyer's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Buyer's action or inaction impair any such right or power, and all of Buyer's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Buyer may have under other agreements, at law or in equity. Time is of the essence of this Guaranty and of each provision hereof. The section headings in this Guaranty are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of this Guaranty.

[Remainder of page intentionally left blank; signatures appear on following page.]

IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, on the day and year first written above.

QUEST LICENSING CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

QUEST NETTECH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

MARINER IC INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

SEMCON IP INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

IC KINETICS INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

CXT SYSTEMS INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

M-RED INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

AUDIO MESSAGING INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

[Signature Page to Subsidiary Continuing Guaranty Agreement]